UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2012
BioMed Realty Trust, Inc.
BioMed Realty, L.P.
(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.)	20-1142292 (BioMed Realty Trust, Inc.)
(State or other jurisdiction of	000-54089 (BioMed Realty, L.P.)	20-1320636 (BioMed Realty, L.P.)
incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive
San Diego, California 92128
(Address of principal executive offices, including zip code)

______________________________

Registrant's telephone number, including area code: (858) 485-9840
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In April 2012, BioMed Realty Trust, Inc., through its operating partnership subsidiary, BioMed Realty, L.P., completed the sale of its property located at 530-540 Forbes Boulevard in South San Francisco, California (the “Forbes Boulevard Property”). As a result, pursuant to ASC 205-20, “Presentation of Financial Statements - Discontinued Operations,” BioMed Realty Trust, Inc. and BioMed Realty, L.P. are re-issuing their consolidated financial statements included in their Annual Report on Form 10-K for the year ended December 31, 2011 (“2011 Form 10-K”), and the accompanying selected financial data, to reflect the classification of the Forbes Boulevard Property as discontinued operations. BioMed Realty Trust, Inc. and BioMed Realty, L.P. are also re-issuing the Management's Discussion and Analysis of Financial Condition and Results of Operations that accompanied those consolidated financial statements. These reclassification adjustments have no effect on BioMed Realty Trust, Inc.'s and BioMed Realty, L.P.'s reported net income or funds from operations available to common shares and units.

This report updates Items 6, 7, 8 and 15 (Exhibit 12) and Schedule III of the 2011 Form 10-K, including the financial statements therein, to reflect the application of ASC 205-20 and classification of the Forbes Boulevard Property as discontinued operations. The updated financial information is attached to this report as Exhibit 99.1. Except as expressly noted above, the information contained in this report has not been updated to reflect any developments since December 31, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of KPMG LLP, independent registered public accounting firm.

99.1	Updated financial information for the year ended December 31, 2011:

Item 6. Selected Financial Data;

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

Item 8. Financial Statements and Supplementary Data; and

Schedule III - Real Estate and Accumulated Depreciation.

101.INS	XBRL Instance Document.†

101.SCH	XBRL Taxonomy Extension Schema Document. †

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document. †

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document. †

101.LAB	XBRL Taxonomy Extension Label Linkbase Document. †

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document. †

†Pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Section 11 or 12 of the Securities Act, are deemed not filed for purposes of Section 18 of the Exchange Act, and otherwise are not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2012	BIOMED REALTY TRUST, INC.
By: /s/ GREG N. LUBUSHKIN
Name: Greg N. Lubushkin Title: Chief Financial Officer

BIOMED REALTY, L.P.
By: BioMed Realty Trust, Inc. its General Partner By: /s/ GREG N. LUBUSHKIN
Name: Greg N. Lubushkin Title: Chief Financial Officer